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                                                                  Exhibit (c)(1)

                                                                  CONFORMED COPY




                      THIRD AMENDMENT TO RIGHTS AGREEMENT
                      -----------------------------------

          AMENDMENT, dated as of September 11, 1994, to the

Rights Agreement, dated as of January 28, 1986, as previously amended on November 29, 1988 and May 22, 1991 (the "Rights

Agreement"), between Borden, Inc. a New Jersey Corporation (the

"Company"), and The Bank of New York (the "Rights Agent").

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Rights Agreement.


          The Company and the Rights Agent have heretofore exe-

cuted and entered into the Rights Agreement.  Pursuant to Sec-

tion 27 of the Rights Agreement, the Company and the Rights

Agent may from time to time amend or supplement the Rights

Agreement in accordance with the provisions of Section 27

thereof.  All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have

been done and performed, and the execution and delivery of this

Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.


          In consideration of the foregoing and the mutual

agreements set forth in the Rights Agreement and this Amend-

ment, the parties hereby agree to modify and amend the Rights

Agreement as follows:




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          1.   It is hereby confirmed and agreed that the

execution of the Letter Agreement (the "Letter Agreement"), to

be dated as of September 11, 1994 between the Company and

Whitehall Associates, L.P. does not cause Parent, or the

Purchaser (as such terms are defined in the Letter Agreement)

to be the "Beneficial Owner" (as defined in Section 1(c) of the

Rights Agreement) of any Common Shares of the Company.


          2.   Section 1(a) of the Rights Agreement is hereby

modified and amended to add at the end thereof the following paragraph:


               "Notwithstanding the foregoing, provided that

          the Purchaser (as defined in the Letter Agreement),

          together with its Affiliates and Associates, does

          not after the date hereof and prior to the

          consummation of the purchase by it of the Committed

          Shares (as defined in the Letter Agreement) acquire

          Beneficial Ownership of any shares of Common Stock

          of the Company that are not Committed Shares, the

          Purchaser (together with its Affiliates and

          Associates) shall not be deemed to be an "Acquiring

          Person" by virtue of the consummation of the

          purchase by the Purchaser (or an Affiliate thereof)

          of the Committed Shares in the manner contemplated

          by the Letter Agreement, regardless of the number



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          of shares of Common Stock of the Company then

          Beneficially Owned by Purchaser (together with its

          Affiliates and Associates) provided, further, that

          if the Purchaser (or its Affiliates or Associates)

          shall become the Beneficial Owner of 20% or more of

          the Common Stock of the Company then outstanding by

          reason of the acquisition of the Committed Shares

          and shall, after such acquisition, become the

          Beneficial Owner of any additional Common Stock of

          the Company, then Purchaser (and/or such Affiliates

          and Associates) shall be deemed to be an Acquiring

          Person."


          3.   Section 3(a) of the Rights Agreement is hereby

modified and amended to add at the end thereof the following sentence:


          "Notwithstanding the foregoing, the execution and

          delivery of the Letter Agreement and announcement

          of the Offer and the Merger (as such terms are

          defined in the Letter Agreement) shall not cause

          the Distribution Date to occur."


          4.   The form of Right Certificate attached to the

Rights Agreement is hereby amended by adding the following

phrase after "May 22, 1991" in the fifth line of the last para-

graph on page 1 thereof:


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               "and as of September 11, 1994"


          5.   This Amendment shall be governed by and con-

strued in accordance with the laws of the State of New Jersey and for all purposes shall be governed by and construed in

accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.


          6.   This Amendment may be executed in any number of

counterparts, each of which shall be an original, but such

counterparts shall together constitute one and the same instru-

ment.


          7.   If any term, provision, covenant or restriction

of this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the

terms, provisions, covenants and restrictions of this Amend-

ment, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invali-

dated.


          8.   In all respects not inconsistent with the terms

and provisions of this Amendment, the Rights Agreement is here-

by ratified, adopted, approved and confirmed.  In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights

Agent under the terms and conditions of the Rights Agreement.


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          IN WITNESS WHEREOF, the parties hereto have caused

this Amendment to be duly executed and attested, all as of the day and year first above written.


Attest:                            BORDEN, INC.


By: /s/Ellen German Berndt         By: /s/David A. Kelly
    -------------------------          ------------------------
    Name: Ellen German Berndt          Name: David A. Kelly
    Title: Assistant Secretary         Title: Vice President &
                                                Treasurer


Attest:                            THE BANK OF NEW YORK,
                                   as Rights Agent


By: /s/Thomas A. De Angelo         By: /s/Jeffrey D. Grosse
    -------------------------          ------------------------
    Name: Thomas A. De Angelo          Name: Jeffrey D. Grosse
    Title: Assistant Vice              Title: Assistant Vice
             President                          President





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